-------------------------------------------------------------------------------
PROSPECTUS
                                                            April 15, 1999
-------------------------------------------------------------------------------
Evergreen Domestic Growth Funds             [EVERGREEN FUNDS LOGO APPEARS HERE]
-------------------------------------------------------------------------------

Evergreen Masters Fund

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

     The Evergreen Masters Fund (the "Fund") seeks long-term capital appreciation.

     This prospectus provides information regarding the Class A, Class B and Class C shares offered by the Fund. The Fund is a diversified series of an open-end, management investment company. This prospectus sets forth concise information about the Fund that a prospective investor should know before investing. The address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116.

     A Statement of Additional Information ("SAI") for the Fund dated February 1, 1998, as amended on August 3, 1998, September 1, 1998 and January 4, 1999 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference herein. The SAI provides information regarding certain matters discussed in this prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Fund at (800) 343-2898. There can be no assurance that the investment objective of the Fund will be achieved. Investors are advised to read this prospectus carefully.

     An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured or otherwise protected by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. An investment in the Fund involves risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  Keep This Prospectus For Future Reference.

                               TABLE OF CONTENTS

EXPENSE INFORMATION.......................    3
FINANCIAL HIGHLIGHTS......................    3
DESCRIPTION OF THE FUND...................    3
   Investment Objective and Policies......    3
   Investment Practices and Restrictions..    5
ORGANIZATION AND SERVICE PROVIDERS........    9
   Organization...........................    9
   Service Providers......................    9
   Distribution Plans and Agreements......   11
PURCHASE AND REDEMPTION OF SHARES.........   12
   How to Buy Shares......................   12
   How to Redeem Shares...................   16
   Exchange Privilege.....................   17
   Shareholder Services...................   18
   Banking Laws...........................   19
OTHER INFORMATION.........................   19
   Dividends, Distributions and Taxes.....   19
   General Information....................   20

-------------------------------------------------------------------------------

                              EXPENSE INFORMATION

-------------------------------------------------------------------------------

     The table and examples below are designed to help you understand the various expenses that you will bear, directly or indirectly, when you invest in the Fund. Shareholder transaction expenses are fees paid directly from your account when you buy or sell shares of the Fund.

Shareholder Transaction Expenses

                                   Class A Shares Class B Shares Class C Shares
                                   -------------- -------------- --------------
Maximum Sales Charge Imposed on
 Purchases (as a % of offering
 price)                                4.75%           None           None
Maximum Contingent Deferred Sales
 Charge (as a % of original
 purchase price or redemption
 proceeds, whichever is lower)          None(1)       5.00%(2)       1.00%(2)

     Annual operating expenses reflect the normal operating expenses of the Fund, and include costs such as management, distribution and other fees. The table below shows the Fund's estimated annual operating expenses for the fiscal period ending September 30, 1999. The examples show what you would pay if you invested $1,000 over the periods indicated. The examples assume that you reinvest all of your dividends and that the Fund's average annual return will be 5%. The examples are for illustration purposes only and should not be considered a representation of past or future expenses or annual return. The Fund's actual expenses and returns will vary. For a more complete description of the various costs and expenses borne by the Fund see "Organization and Service Providers."

Annual Operating Expenses
-------------------------
                 Class A Class B Class C
                 ------- ------- -------
Management Fees   0.95%   0.95%   0.95%
12b-1 Fees(3)     0.25%   1.00%   1.00%
Other Expenses    0.38%   0.38%   0.38%
                  ----    ----    ----
Total             1.58%   2.33%   2.33%
                  ====    ====    ====

Example
-------
               Assuming Redemption at    Assuming No
                    End of Period        Redemption
               ----------------------- ---------------
               Class A Class B Class C Class B Class C
               ------- ------- ------- ------- -------
After 1 Year     $63    $ 74     $34     $24     $24
After 3 Years    $95    $103     $73     $73     $73

-------
(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge upon redemption within one year after the month of purchase.
(2) The deferred sales charge on Class B shares declines from 5% to 1% on amounts redeemed within six years after the month of purchase. The deferred sales charge on Class C shares is 1% on amounts redeemed within one year after the month of purchase. No sales charge is imposed on redemptions made thereafter. See "Purchase and Redemption of Shares" for more information.
(3) Class A shares of the Fund can pay up to 0.75% of average daily net assets as a 12b-1 fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.25% of average daily net assets. Long-term shareholders may pay more than the economic equivalent front-end sales charges permitted by the National Association of Securities Dealers, Inc.

-------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

     As of the date of this prospectus, the Fund had not commenced operations. Therefore, no financial highlights are currently available.

-------------------------------------------------------------------------------

                            DESCRIPTION OF THE FUND

-------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is nonfundamental; as a result, the Fund may change its objective without a shareholder vote. The Fund has also adopted certain fundamental investment policies which are mainly designed to limit the Fund's exposure to risk. The Fund's fundamental policies cannot be changed without a shareholder vote. See the SAI for more information regarding the Fund's fundamental investment policies or other related investment policies. There can be no assurance that the Fund's investment objective will be achieved.

     The Fund's investment objective is to seek long-term capital appreciation by investing at least 65% of its assets in equity securities. The Fund's investment program is based on the Manager of Managers Strategy of

First Union National Bank's ("FUNB") Evergreen Investment Management group ("EIM"). EIM allocates the Fund's portfolio assets on an approximately equal basis among a number of investment management organizations ("Managers") --
 currently four in number -- each of which employs a different investment style.

     In EIM's opinion, the Manager of Managers strategy may provide advantages over the use of a single manager because of the following primary factors:

         (i) Most equity investment management firms consistently employ a distinct investment "style" which causes them to emphasize stocks with particular characteristics;

         (ii) because of changing investor preferences, any given investment style will move into and out of market favor and will result in better investment performance under certain market conditions but less successful performance under other conditions; and

         (iii) consequently, by allocating the Fund's portfolio on an approximately equal basis among Managers employing different styles, the impact of any one such style on investment performance will be diluted, and the investment performance of the total portfolio will be more consistent and less volatile over the long term than if a single style were employed throughout the entire period.

     EIM, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of numerous professional investment management firms, has selected for appointment by the Fund a group of Managers representing a blending of different investment styles which, in its opinion, is appropriate to the Fund's investment objective.

     EIM has ultimate responsibility for the investment performance of the Fund. EIM continuously monitors the performance and investment styles of the Fund's portfolio Managers and from time to time may recommend changes of Managers based on factors such as changes in a Manager's investment style or a departure by a Manager from the investment style for which it had been selected, a deterioration in a Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel.

     The Fund's current Managers are:

     Evergreen Asset Management Corp. ("Evergreen Asset")
     MFS Institutional Advisors, Inc. ("MFS")
     OppenheimerFunds, Inc. ("Oppenheimer")
     Putnam Investment Management, Inc. ("Putnam")

     The investment styles described below will be those applied by each of the Managers to the segment of the Fund's portfolio for which that Manager is responsible.

     Evergreen Asset's segment of the portfolio will primarily be invested, in accordance with its value oriented strategy, in equity securities of U.S. and foreign companies with market capitalizations between approximately $500 million and $5 billion. In accordance with the value style of investing Evergreen Asset invests in companies it believes the market has temporarily undervalued in relation to such factors as the company's assets, cash flow and earnings potential.

     MFS manages its segment of the portfolio by primarily investing, in accordance with its growth oriented investment strategy, in equity securities of companies with market capitalizations between approximately $500 million and $5 billion. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to continue sustained growth. MFS may invest up to 25% (and generally expects to invest between 0% and 10%) of its segment of the Fund's assets in foreign securities (not including American Depositary Receipts), including foreign growth securities, which are not traded on a U.S. exchange.

     Oppenheimer manages its segment of the portfolio in accordance with a blended growth and value investment strategy. Investments are primarily in equity securities of those companies with market capitalizations over $5 billion; however, Oppenheimer may, when it deems advisable, invest in the equity securities of mid-cap and small-cap companies. In purchasing portfolio securities, Oppenheimer may invest without limit in foreign securities and may, to a limited degree, invest in non-convertible debt securities and preferred stocks which have the potential for capital appreciation.

     Putnam's segment of the portfolio will primarily be invested, in accordance with its growth oriented investment strategy, in equity securities of U.S. and foreign issuers with market capitalizations of $2 billion or more. Putnam may also purchase non-convertible debt securities which offer the opportunity for capital appreciation.

     In the evaluation of a company, more consideration is given to growth potential than to dividend income. Putnam believes that evaluating a company's probable future earnings, dividends, financial strength, working assets and competitive position will prove more profitable in the long run than simply seeking current dividend income.

     Equity securities include common stocks, preferred stocks, bonds, warrants or rights that are convertible into stocks, and depositary receipts for those securities. Investments may also be made to a limited degree in non-convertible debt securities and preferred stocks which offer an opportunity for capital appreciation.

     Each Manager may also invest, for temporary defensive purposes, up to 100% of the assets allocated to its segment in short-term obligations. Such obligations may include U.S. government securities, master demand notes, commercial paper and notes, bank deposits and other financial obligations.

     In addition to the investment policies detailed above, the Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions."

INVESTMENT PRACTICES AND RESTRICTIONS

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is an agreement by which the Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker-dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Fund's risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, the Fund may incur costs in disposing of the security which would increase Fund expenses. The Fund's Managers will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is an agreement by the Fund to sell a security and repurchase it at a specified time and price. The Fund could lose money if the market values of the securities it sold decline below their repurchase prices. Reverse repurchase agreements may be considered a form of borrowing, and, therefore, a form of leverage. Leverage may magnify gains or losses of the Fund.

When-Issued, Delayed-Delivery and Forward Commitment Transactions. The Fund may enter into transactions whereby it commits to buying a security, but does not pay for or take delivery of the security until some specified date in the future. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into these transactions, the Fund relies on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective.

Securities Lending. To generate income and offset expenses, the Fund may lend securities to broker-dealers and other financial institutions. Loans of securities by the Fund may not exceed 33 1/3% of the value of the Fund's total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. Also, the Fund may invest any collateral it receives in additional securities. Gains or losses in the market value of a lent security will affect the Fund and its shareholders. When the Fund lends its securities, it runs the risk that it could not retrieve the securities on a timely basis, possibly losing the opportunity to sell the securities at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, the Fund's ability to dispose of the securities may be delayed.

Investing in Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies. As a shareholder of another investment company, the Fund would pay its portion of the other investment company's expenses. These expenses would be in addition to the expenses that the Fund currently bears concerning its own operations and may result in some duplication of fees.

Borrowing. The Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow an additional 5% of its total assets from banks and others. The Fund may only borrow as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may not purchase additional securities when borrowings exceed 5% of total assets.

     The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable. Repurchase agreements with maturities longer than seven days will be included for the purpose of the foregoing 15% limit. The inability of the Fund to dispose of illiquid investments readily or at a reasonable price could impair its ability to raise cash for redemptions or other purposes.

Restricted Securities. The Fund may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities not publicly traded in the U.S. The Fund's Managers determine the liquidity of Rule 144A securities according to the guidelines and procedures adopted by Evergreen Equity Trust's Board of Trustees. The Board of Trustees monitors the Managers' application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which the Fund's Managers have determined to be liquid or readily marketable, are not subject to the 15% limit on illiquid securities.

Options and Futures. The Fund may engage in options and futures transactions. Options and futures transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk. The Fund does not use these transactions for speculation or leverage.

     The Fund may attempt to hedge all or a portion of its portfolio through the purchase of both put and call options on its portfolio securities and listed put options on financial futures contracts for portfolio securities. The Fund may also purchase call options on financial futures contracts. The Fund may write covered call options on its portfolio securities to attempt to increase its current income. The Fund will maintain its position in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series.

     The Fund may write (i.e., sell) covered call and put options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Fund also may write straddles (combinations of covered puts and calls on the same underlying security). The Fund may only write "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills. The Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call or put option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying securities for more than their current market price upon exercise.

     A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government. If the Fund enters into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.

     The Fund may also enter into currency and other financial futures contracts and write options on such contracts. The Fund intends to enter into such contracts and related options for hedging purposes. The Fund will enter into futures on securities, currencies, or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies during a designated month at whatever price exists at that time. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.

     The Fund may sell or purchase currency and other financial futures contracts. When a futures contract is sold by the Fund, the profit on the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities or currencies. If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines.

     The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may buy or sell put and call options for the purpose of closing out its options positions. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

Risk Characteristics of Options and Futures. Although options and futures transactions are intended to enable the Fund to manage market, exchange, or interest rate risks, these investment devices can be highly volatile, and the Fund's use of them can result in poorer performance (i.e., the Fund's return may be reduced). The Fund's attempt to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Fund uses financial futures contracts and options on financial futures contracts as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the financial futures contracts and any related options to react to market changes differently than the portfolio securities. In addition, the Fund's Managers could be incorrect in their expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements, and other economic factors. Even if the Fund's Managers correctly predict interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments. In these events, the Fund may lose money on the financial futures contracts or the options on financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although the Fund's Managers will consider liquidity before entering into financial futures contracts or options on financial futures contracts, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. The Fund's ability to establish and close out financial futures contracts and options on financial futures contract positions depends on this secondary market. If the Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.

Derivatives. Derivatives are financial contracts, such as those described above, whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate.

     The Fund may invest in derivatives only if the expected risks and rewards are consistent with its objectives and policies.

     Losses from derivatives can sometimes be substantial. This is true partly because small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of the derivative. Derivatives can also cause the Fund to lose money if the Fund fails to correctly predict the direction in which the underlying asset or economic factor will move.

Investment in Small and Mid-Sized Companies. Investments in securities of little-known, relatively small or mid-sized and special situation companies may tend to be speculative and volatile. A lack of management depth in such companies could increase the risks associated with the loss of key personnel. Also, the material and financial resources of such companies may be limited, with the consequence that funds or external financing necessary for growth may be unavailable. Such companies may also be involved in the development or marketing of new products or services for which there are no established markets. If projected markets do not materialize or only regional markets develop, such companies may be adversely affected or may be subject to the consequences of local events. Moreover, such companies may be insignificant factors in their industries and may become subject to intense competition from larger companies. Securities of companies in which the Fund may invest will frequently be traded only in the over-the-counter market or on regional stock exchanges and will often be closely held. Securities of this type may have limited liquidity and may be subject to wide price fluctuations. As a result of the risk factors described above, to the extent the Fund invests in small and mid-sized companies, the net asset value of the Fund's shares can be expected to vary significantly.

Foreign Investments. Foreign securities may involve additional risks. Specifically, they may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. There may be less publicly available information about a foreign company than about a U.S. company. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. It may also be more difficult to enforce contractual obligations abroad than would be the case in the U.S. because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and may be less marketable than comparable U.S. securities. All these factors are considered by the Fund's Managers before making any of these types of investments.

Foreign Currency Transactions. As discussed above, the Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of the Fund's shares will be affected by changes in exchange rates.

     As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Fund will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated. Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Managers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investments denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The Fund does not intend to enter into foreign currency transactions for speculation or leverage.

Special Risk Considerations Regarding the Multi-Manager Strategy. EIM oversees the portfolio management services provided to the Fund by each of the four Managers. EIM does not, however, determine what investments will be purchased or sold for any segment of the portfolio. Because each Manager will be managing its segment of the portfolio independently from the other Managers, the same security may be held in two different segments of the portfolio, or may be acquired for one segment of the portfolio at a time when the Manager of another segment deems it appropriate to dispose of the security from that other segment. Similarly, under some market conditions, one or more of the Managers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Manager or Managers believe continued exposure to the equity markets is appropriate for their segments of the portfolio. Because each Manager directs the trading for its own segment of the portfolio, and does not aggregate its transactions with those of the other Managers, the Fund may incur higher brokerage costs than would be the case if a single investment advisor or Manager were managing the entire portfolio. Also, because each segment of the portfolio will perform differently from the other segments depending upon the investments it holds and changing market conditions, one segment may be larger or smaller at various times than other segments. Net cash inflows or outflows resulting from sales and redemptions of the Fund's shares will, however, continue to be allocated on an equal basis among the four segments of the portfolio without regard to the relative size of the segments. EIM will not reallocate assets among the segments to reduce these differences in size until the assets allocated to one Manager either exceeds 35% or is less than 15% of the Fund's average daily net assets for a period of three consecutive months. In such event EIM may, but is not obligated to, reallocate assets among Managers to provide for a more equal distribution of the Fund's assets.

-------------------------------------------------------------------------------

                      ORGANIZATION AND SERVICE PROVIDERS

-------------------------------------------------------------------------------

ORGANIZATION

Fund Structure. The Fund is an investment pool, which invests shareholders' money toward a specified goal. The Fund is a diversified series of an open-end, management investment company called Evergreen Equity Trust (the "Trust"). The Trust is a Delaware business trust organized on September 18, 1997.

Board of Trustees. The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers.

Shareholder Rights. All shareholders have equal voting, liquidation and other rights. Each share is entitled to one vote for each dollar of net asset value applicable to such share. Shareholders may exchange shares as described under "Exchanges," but will have no other preference, conversion, exchange or preemptive rights. When issued and paid for, shares will be fully paid and nonassessable. Shares of the Fund are redeemable, transferable and freely assignable as collateral. The Trust may establish additional classes or series of shares.

     The Fund does not hold annual shareholder meetings; the Fund may, however, hold special meetings for such purposes as electing or removing Trustees, changing fundamental policies and approving investment advisory agreements or 12b-1 plans. In addition, the Fund is prepared to assist shareholders in communicating with one another for the purpose of convening a meeting to elect Trustees.

SERVICE PROVIDERS

Investment Advisor. The investment advisor of the Fund is the EIM group of FUNB which is a wholly-owned subsidiary of First Union Corporation ("First Union"). First Union is located at 301 South College Street and FUNB is located at 201 South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

     Pursuant to its Investment Advisory and Management Agreement (the "Advisory Agreement") EIM oversees the administration of all aspects of the business and affairs of the Fund and selects, contracts with and compensates Managers to manage the assets of the Fund's portfolio. EIM monitors the Managers for compliance with the investment objectives and policies of the Fund, reviews the performance of the Managers, and periodically reports to the Trust. EIM has the right under the Advisory Agreement to directly manage any or all of the Fund's assets.

     EIM is entitled to receive from the Fund an annual fee equal to 0.95% of average daily net assets of the Fund.

     The Trust and FUNB have filed an exemptive application with, and expect in the near future to receive an order from, the Securities and Exchange Commission ("SEC") that will permit EIM, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated Manager or Managers for the Fund pursuant to the terms of a new portfolio management agreement, in each case either as a replacement for an existing Manager or as an additional Manager; (b) change the terms of any portfolio management agreement; and (c) continue the employment of an existing Manager on the same advisory contract terms where a contract has been assigned because of a change in control of the Manager. In such circumstances, shareholders would receive notice of such action, including the information concerning the Manager that normally is provided in a proxy statement. The exemptive order also will permit disclosure of fees paid to unaffiliated Managers on an aggregate basis only.

     Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund. In addition, shareholders have the right to approve, in accordance with current SEC interpretations, any new portfolio management agreements with affiliated Managers.

Manager Oversight. EIM has appointed a committee of investment personnel which is primarily responsible for overseeing the Managers of the Fund. The investment advisor has ultimate responsibility for the investment performance of the Fund.

Managers. Subject to the supervision of CMG, each Manager manages a segment of the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the segment, and places orders to purchase and sell securities for the segment. The Fund pays no direct fees to any of the Managers.

     Set forth below is a brief description of the Fund's Managers.

     Evergreen Asset, 2500 Westchester Avenue, Purchase, New York 10577, is a wholly-owned subsidiary of First Union. Evergreen Asset, with its predecessors, has served as investment advisor to the Evergreen mutual funds since 1971.

     MFS, 500 Boylston Street, Boston, Massachusetts 02116, together with its parent company, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is a subsidiary of Massachusetts Financial Services Company, which is a subsidiary of SunLife of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of SunLife Assurance Company of Canada. As of July 31, 1998, MFS managed more than $87 billion on behalf of over 3.3 million investor accounts.

     Oppenheimer, Two World Trade Center, New York, New York 10048, has operated as an investment advisor since 1959. As of August 31, 1998, Oppenheimer and its subsidiaries managed investment companies with assets of more than $85 billion and with more than 4 million shareholder accounts. Oppenheimer is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of Oppenheimer and controlled by Massachusetts Mutual Life Insurance Company.

     Putnam, One Post Office Square, Boston, Massachusetts 02109, has been managing mutual funds since 1937. As of June 30, 1998, Putnam and its affiliates managed more than $278 billion of assets. Putnam is a subsidiary of Putnam Investments, Inc., which is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

     Evergreen Asset has entered into a sub-advisory agreement with Lieber & Company, an indirect wholly-owned subsidiary of First Union, which provides that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will generally be available for consultation on the portfolio of the Fund. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to the Fund for the services provided by Lieber & Company. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577.

     EIM pays the Managers of the Fund sub-advisory fees equal in the aggregate up to .50% of the Fund's average daily net assets. Evergreen Asset, an affiliate of EIM, receives a sub-advisory fee equal to .50% of the first $500 million of the Fund's average daily net assets managed by Evergreen Asset, .40% of the next $500 million of such net assets, and .35% of such net assets in excess of $1 billion.

Transfer Agent and Dividend Disbursing Agent. Evergreen Service Company ("ESC"), 200 Berkeley Street, Boston, Massachusetts 02116, acts as the Fund's transfer agent and dividend disbursing agent. ESC is an indirect, wholly-owned subsidiary of First Union.

     The Fund pays ESC a fee of $10.00 when a new account is established, plus annual fees as follows:

                                   Annual Fee Per Annual Fee Per
           Fund Type                Open Account  Closed Account
           ---------               -------------- --------------
        Monthly Dividend Funds         $22.75         $9.00
        Quarterly Dividend Funds       $21.75         $9.00
        Semiannual Dividend Funds      $20.75         $9.00
        Annual Dividend Funds          $20.75         $9.00
        Money Market Funds             $22.75         $9.00

Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, acts as the Fund's custodian.

Principal Underwriter. Evergreen Distributor, Inc. ("EDI"), a subsidiary of The BISYS Group, Inc., located at 125 West 55th Street, New York, New York 10019, is the principal underwriter of the Fund.

Administrator. Evergreen Investment Services, Inc. ("EIS") serves as administrator to the Fund. As administrator, and subject to the supervision and control of the Trust's Board of Trustees, EIS provides the Fund with facilities, equipment and personnel. For its services as administrator, EIS is entitled to receive a fee based on the aggregate average daily net assets of the Fund at a rate based on the total assets of all mutual funds administered by EIS for which any affiliate of FUNB serves as investment advisor. The administration fee is calculated in accordance with the following schedule.

        Administration Fee
        ------------------
          0.050%             on the first $7 billion
          0.035%             on the next $3 billion
          0.030%             on the next $5 billion
          0.020%             on the next $10 billion
          0.015%             on the next $5 billion
          0.010%             on assets in excess of $30 billion

DISTRIBUTION PLANS AND AGREEMENTS

Distribution Plans. The Fund's Class A, Class B and Class C shares pay for the expenses associated with the distribution of such shares according to distribution plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") (each a "Plan" or collectively the "Plans"). Under the Plans, the Fund may incur distribution-related and shareholder servicing-related expenses which are based upon a maximum annual rate as a percentage of the Fund's average daily net assets attributable to the class, as follows:

              Class A Shares 0.75% (currently limited to 0.25%)
              Class B shares 1.00%
              Class C shares 1.00%

     Of the amount that each class may pay under its respective Plan, up to 0.25% may constitute a service fee to be used to compensate organizations, which may include the Fund's investment advisor or its affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts. The Fund may not pay any distribution or services fee during any fiscal period in excess of the amounts set forth above. Amounts paid under the Plans are used to compensate the Fund's distributor pursuant to the Distribution Agreements entered into by the Fund.

     The Plans are in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to an annual rate of 0.75% and 0.25%, respectively, of the average aggregate annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest on the unpaid amount at the prime rate plus 1% per annum.

Distribution Agreements. The Fund has also entered into distribution agreements (each a "Distribution Agreement" or collectively the "Distribution Agreements") with EDI. Pursuant to the Distribution Agreements, the Fund will compensate EDI for its services as distributor based upon the maximum annual rate as a percentage of the Fund's average daily net assets attributable to the class, as follows:

               Class A Shares 0.25%
               Class B shares 1.00%
               Class C shares 1.00%

     The Distribution Agreements provide that EDI will use the distribution fee received from the Fund for payments (1) to compensate broker-dealers or other persons for distributing shares of the Fund, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EDI may assign its rights to receive compensation under the Distribution Agreements to secure such financings), (2) to otherwise promote the sale of shares of the Fund, and (3) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. FUNB or its affiliates may finance the payments made by EDI to compensate broker-dealers or other persons for distributing shares of the Fund.

     In the event the Fund acquires the assets of other mutual funds, compensation paid to EDI under the Distribution Agreements may be paid by EDI to the distributors of the acquired funds or their predecessors.

     Since EDI's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EDI, the amount of compensation received by EDI under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the level of compensation paid to EDI for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

-------------------------------------------------------------------------------

                       PURCHASE AND REDEMPTION OF SHARES

-------------------------------------------------------------------------------

HOW TO BUY SHARES

     You may purchase shares of the Fund through broker-dealers, banks or other financial intermediaries, or directly through EDI. In addition, you may purchase shares of the Fund by mailing to the Fund, c/o ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.

     There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. See the application for more information. Only Class A, Class B and Class C shares are offered through this prospectus. (See "General Information -- Other Classes of Shares.")

Class A Shares -- Front-End Sales Charge Alternative. You may purchase Class A shares at net asset value plus an initial sales charge on purchases under $1,000,000. You may purchase $1,000,000 or more of Class A shares without a front-end sales charge; however, a contingent deferred sales charge ("CDSC") equal to the lesser of 1% of the purchase price or the redemption value will be imposed on shares redeemed during the month of purchase and the 12-month period following the month of purchase. The schedule of charges for Class A shares is as follows:

                         As a % of the Net As a % of the          Commission to Dealer/Agent
Amount of Purchase        Amount Invested  Offering Price          as a % of Offering Price
------------------       ----------------- --------------         --------------------------
Less than $50,000.......       4.99%           4.75%                         4.25%
$50,000--$99,999........       4.71%           4.50%                         4.25%
$100,000--$249,999......       3.90%           3.75%                         3.25%
$250,000--$499,999......       2.56%           2.50%                         2.00%
$500,000--$999,999......       2.04%           2.00%                         1.75%
$1,000,000 or more......        None            None             1.00% of the amount invested
                                                             up to $2,999,999; .50% of the amount
                                                          invested over $2,999,999, up to $4,999,999;
                                                            and .25% of the excess over $4,999,999

     No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of FUNB and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees; (g) upon the initial purchase of an Evergreen fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC; and (h) all qualified plan customers holding Evergreen Class Y shares in connection with a rollover into an individual retirement account. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Fund.

     Class A shares may also be purchased at net asset value for a limited time. Class A shares may be purchased at net asset value from January 4, 1999 to March 5, 1999, or when the Fund's total assets reach $100 million, whichever is sooner. A CDSC of 1.00% will be imposed if the shares are redeemed within two years of their purchase. Exchanges into other Evergreen funds are prohibited for a period of six months following the initial purchase. Any shares exchanged after the six-month period which are redeemed within two years from the initial purchase will be subject to a CDSC of 1.00%. Redemptions received in connection with a Systematic Withdrawal Plan will not incur a CDSC. See "Shareholder Services--Systematic Withdrawal Plan" for further information. See "How to Buy Shares--Contingent Deferred Sales Charge" for more information on waivers. In connection with sales made, EDI will pay broker-dealers at the rate of 3.00% of the net asset value of the shares purchased.

     Class A shares may also be purchased at net asset value by corporate or certain other qualified retirement plans or a non-qualified deferred compensation plan, or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees, or a TSA plan sponsored by a public education entity having 5,000 or more eligible employees.

     In connection with sales made to plans of the type described in the preceding sentence EDI will pay broker-dealers and others concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within twelve months after purchase.

     Certain employer-sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided that such plans meet certain required minimum number of eligible employees or required amount of assets. Additional information concerning the waiver of sales charges is set forth in the SAI.

     When Class A shares are sold, EDI will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EDI may also pay fees to banks from sales charges for services performed on behalf of the customers of such banks in connection with the purchase of shares of the Fund. In addition to compensation paid at the time of sale, entities whose clients have purchased Class A shares may receive a trailing commission equal to 0.25% of the average daily net asset value on an annual basis of Class A shares held by their clients. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with the Fund's Concurrent Purchases, Rights of Accumulation, Letters of Intent, certain Retirement Plans and Reinstatement Privilege. Consult the application for additional information concerning these reduced sales charges.

Class B Shares -- Deferred Sales Charge Alternative. You may purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within six years after the month of purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the month of purchase of Class B shares as set forth below.

                                                                          CDSC
Redemption Timing Imposed                                                Imposed
-------------------------                                                -------
Month of purchase and the first twelve-month period following the month
 of purchase...........................................................   5.00%
Second twelve-month period following the month of purchase.............   4.00%
Third twelve-month period following the month of purchase..............   3.00%
Fourth twelve-month period following the month of purchase.............   3.00%
Fifth twelve-month period following the month of purchase..............   2.00%
Sixth twelve-month period following the month of purchase..............   1.00%
No CDSC is imposed on amounts redeemed thereafter.

     The CDSC is deducted from the amount of the redemption and is paid to EDI. In the event the Fund acquires the assets of other mutual funds, the CDSC may be paid by EDI to the distributors of the acquired funds. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years after the month of purchase (after which it is expected that they will convert to Class A shares without imposition of a front-end sales charge). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Fund will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and service fees imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

Class C Shares -- Level-Load Alternative. Class C shares are only offered through broker-dealers who have special distribution agreements with EDI. You may purchase Class C shares at net asset value without any initial sales charge and, therefore, the full amount of your investment will be used to purchase Fund shares. However, you will pay a 1.00% CDSC if you redeem shares during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Fund will not normally accept any purchase of Class C shares in the amount of $500,000 or more. No CDSC will be imposed on Class C shares purchased by institutional investors and through employee benefit and savings plans eligible for the exemption from front-end sales charges described under "Class A
Shares -- Front-End Sales Charge Alternative" above. Broker-dealers and other financial intermediaries whose clients have purchased Class C shares may receive a service fee equal to 0.75% of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Service fees will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C shares.

Contingent Deferred Sales Charge. Certain shares with respect to which the Fund did not pay a commission on issuance, including shares obtained from dividend or distribution reinvestment, are not subject to a CDSC. Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net asset value at the time of purchase of such shares.

     No CDSC is imposed on a redemption of shares of the Fund in the event of:
(1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under the Systematic Withdrawal Plan of up to 1.00% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

     The Fund may also sell Class A, Class B or Class C shares at net asset value without any initial sales charge or CDSC to certain Directors, Trustees, officers and employees of the Fund, FUNB, Evergreen Investment Management Company ("EIMC"), Meridian Investment Company ("Meridian"), Evergreen Asset, First International Advisors, Ltd. ("First International"), EDI and certain of their affiliates, and to members of the immediate families of such persons, to registered representatives of firms with dealer agreements with EDI, and to a bank or trust company acting as a trustee for a single account.

How the Fund Values Its Shares. The net asset value of each class of shares of the Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that class by the number of outstanding shares of that class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. eastern time). The securities in the Fund are valued at their current market values determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value.

General. The decision as to which class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares since there are no initial sales charges and, although there is no conversion feature, the CDSC only applies to redemptions made during the first year after the month of purchase. Consult your financial intermediary for further information. The compensation received by broker-dealers and agents may differ depending on whether they sell Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares.

     In addition to the discount or commission paid to broker-dealers, EDI may from time to time pay to broker-dealers additional cash incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of the Fund and/or other Evergreen funds. EDI may also limit the availability of such incentives to certain specified dealers. EDI from time to time sponsors promotions involving First Union Brokerage Services, Inc., an affiliate of the Fund's investment advisor, and select broker-dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of the Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all broker-dealers. Certain broker-dealers may also receive payments from EDI or the Fund's investment advisor over and above the usual trail commissions or shareholder servicing payments applicable to a given class of shares.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss the Fund or its investment advisor incurs. If such investor is an existing shareholder, the Fund may redeem shares from an investor's account to reimburse the Fund or its investment advisor for any loss. In addition, such investor may be prohibited or restricted from making further purchases in any of the Evergreen funds. The Fund will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least 30 days.

HOW TO REDEEM SHARES

     You may "redeem" (i.e., sell) your shares in the Fund to the Fund for cash at their net redemption value on any day the Exchange is open, either directly by writing to the Fund, c/o ESC, or through your financial intermediary. The amount you will receive is the net asset value adjusted for fractions of a cent (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. The Fund must receive instructions from your financial intermediary before 4:00 p.m. (eastern time) for you to receive that day's net asset value (less any applicable CDSC). Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (eastern time).

Redeeming Shares Directly by Mail or Telephone. You may redeem by mail by sending a signed letter of instruction or stock power form to the Fund, c/o ESC (the registrar, transfer agent and dividend-disbursing agent for the Fund). Stock power forms are available from your financial intermediary, ESC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Fund and ESC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and ESC's policies.

     Shareholders may redeem amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this prospectus between the hours of 8:00 a.m. and 6:00 p.m. (eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or ESC's offices are closed). The Exchange is closed on New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests received after 4:00 p.m. (eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with the Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate section on the application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (1) be mailed by check to the shareholder at the address in which the account is registered or (2) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank.

     In order to insure that instructions received by ESC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. The Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

     Except as otherwise noted, the Fund, ESC, and EDI will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Express Line (described below), or by telephone. ESC will employ reasonable procedures to confirm that instructions received over the Evergreen Express Line or by telephone are genuine. The Fund, ESC, and EDI will not be liable when following instructions received over the Evergreen Express Line or by telephone that ESC reasonably believes are genuine.

Evergreen Express Line. The Evergreen Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

General. The sale of shares is a taxable transaction for federal income tax purposes. The Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Fund cannot dispose of its investments or fairly determine their value; or (4) the SEC so orders. The Fund reserves the right to close an account that through redemption has fallen below $1,000 and has remained so for 30 days. Shareholders will receive 60 days' written notice to increase the account value to at least $1,000 before the account is closed. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of the Fund's total net assets, during any 90 day period for any one shareholder.

EXCHANGE PRIVILEGE

How to Exchange Shares. You may exchange some or all of your shares for shares of the same class in other Evergreen funds through your financial intermediary, by calling or writing to ESC or by using the Evergreen Express Line as described above. If the shares being tendered for exchange are still subject to a CDSC or are eligible for conversion in a specified time, such remaining charge or remaining time will carry over to the shares being acquired in the exchange transaction. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen fund is subject to the minimum investment and suitability requirements of each fund.

     Each of the Evergreen funds has different investment objectives and policies. For more information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon 60 days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

     No CDSC will be imposed in the event shares are exchanged for shares of the same class of other Evergreen funds. If you redeem shares, the CDSC applicable to the shares of the Evergreen fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for the purpose of conversion to Class A shares and for the purpose of determining the amount of the applicable CDSC.

Exchanges Through Your Financial Intermediary. The Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service.

Exchanges By Telephone and Mail. Exchange requests received by the Fund after 4:00 p.m. (eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach ESC by telephone. If you wish to use the telephone exchange service you should indicate this on the application. As noted above, the Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by the Fund or ESC if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares;" however, no signature guarantee is required.

SHAREHOLDER SERVICES

     The Fund offers the following shareholder services. For more information about these services or your account, contact your financial intermediary, ESC or call the toll-free number on the front page of this prospectus. Some services are described in more detail in the application.

Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of the Fund with no minimum initial investment required.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (eastern time) will be credited to a shareholder's account the day the request is received.

Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the application. Under this Plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75 and as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gains distributions reinvested automatically.

Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Fund and other Evergreen funds available to their participants. Investments made by such employee benefit plans may be exempt from front-end sales charges if they meet the criteria set forth under "Class A Shares -- Front-End Sales Charge Alternative." Evergreen Asset, EIMC, Meridian, First International or FUNB may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen funds available to their participants.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

     Prior to participating in dollar cost averaging, you must establish an account in a fund. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make, and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

Two Dimensional Investing. You may elect to have income and capital gains distributions from any Evergreen fund shares you own automatically invested to purchase the same class of shares of any other Evergreen fund.

You may select this service on your application and indicate the Evergreen fund(s) into which distributions are to be invested.

Tax Sheltered Retirement Plans. The Fund has various retirement plans available to eligible investors, including Individual Retirement Accounts
(IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Salary Incentive Match Plan for Employees (SIMPLEs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; Medical Savings Accounts; Pension and Target Benefit and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to ESC.

BANKING LAWS

     The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Fund. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment advisor, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. FUNB and its affiliates are subject to and in compliance with the aforementioned laws and regulations.

     Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB or its affiliates being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Fund by its customers. If FUNB or its affiliates were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Fund's shareholders to approve, a new investment advisor. If this were to occur, it is not anticipated that the shareholders of the Fund would suffer any adverse financial consequences.

-------------------------------------------------------------------------------

                               OTHER INFORMATION

-------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to distribute its investment company taxable income annually and net capital realized gains at least annually. Shareholders receive Fund distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Shareholders of the Fund who have not opted to receive cash prior to the payable date for any dividend from net investment income or the record date for any capital gains distribution will have the number of such shares determined on the basis of the Fund's net asset value per share computed at the end of that day after adjustment for the distribution. Net asset value is used in computing the number of shares in both capital gains and income distribution investments.

     Because Class A shares bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B, when applicable, and Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B shares and Class C shares will generally be higher than those of Class A shares, and income distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares.

     Account statements and/or checks, as appropriate, will be mailed within seven days after the Fund pays a distribution. Unless the Fund receives instructions to the contrary before the record or payable date, as the case may be, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in shares. Instructions continue in effect until changed in writing.

     The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, it is expected that the Fund will not be required to pay any federal income taxes on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting such distribution requirements.

     Any taxable dividend declared in October, November or December to shareholders of record in such a month and paid by the following January 31 will be includable in the taxable income of shareholders as if paid on December 31 of the year in which the dividend was declared.

     The Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders of the Fund who are subject to U.S. federal income tax may be entitled, subject to certain rules and limitations, to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund. See the SAI for additional details. The Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

     The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions (if any) and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, each investor must certify on the application, or on a separate form supplied by the Fund's transfer agent, that the investor's social security or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding.

     A shareholder who acquires Class A shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain and loss realized upon a sale or exchange of shares of the Fund.

     The Fund intends to distribute its net capital gains as capital gains dividends. Shareholders should treat such dividends as long-term capital gains. The Fund will designate capital gains distributions as such by a written notice mailed to each shareholder no later than 60 days after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend and holds his shares for six months or less, then any allowable loss on disposition of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend.

     The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this prospectus and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the SAI. In addition, you should consult your own tax advisor as to the tax consequences of investments in the Fund, including the application of state and local taxes which may be different from the federal income tax consequences described above.

GENERAL INFORMATION

Portfolio Turnover and Brokerage. The estimated annual portfolio turnover rate for the Fund is not expected to exceed 100%. A portfolio turnover rate of 100% would occur if all of the Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by the Fund directly affects the transaction costs relating to the purchase and sale of securities which the Fund bears directly. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset and a member of the New York and American Stock Exchanges will, with respect to assets of the Fund managed by Evergreen Asset and to the extent practicable, effect substantially all of the portfolio transactions for Evergreen Asset's portion of the Fund effected on those exchanges. In addition, broker-dealers affiliated with MFS, Oppenheimer and Putnam may be utilized by these Managers to effect portfolio transactions for the Fund. See the SAI for further information regarding the practices of the Fund affecting portfolio turnover and brokerage allocation practices.

Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of broker-dealers to enter into portfolio transactions with the Fund.

Other Classes of Shares. The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are not offered by this prospectus and are only available to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset, (2) certain institutional investors and (3) investment advisory clients of FUNB, Evergreen Asset,

EIMC, Meridian, First International or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing-related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares. Investors should telephone (800) 343-2898 to obtain more information on other classes of shares.

Performance Information. From time to time, the Fund may quote its "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for Class A, Class B, Class C and Class Y shares. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of the Fund's shares are assumed to have been paid.

     Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest and dividend income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

     Performance data may be included in any advertisement or sales literature of the Fund. These advertisements may quote performance rankings or ratings of the Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or may compare the Fund's performance to various indices. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest 12-month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be indicative of future results.

     In marketing the Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. EDI may also reprint, and use as advertising and sales literature, articles from Evergreen Events, a quarterly magazine provided free of charge to Evergreen fund shareholders.

Year 2000 Risks. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment advisor and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment advisor is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

Additional Information. This prospectus and the SAI, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                                     Notes

Investment Advisor
Evergreen Investment Management group of First Union National Bank, 201 South College Street, Charlotte, North Carolina 28288

Managers
Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, Massachusetts
02116
OppenheimerFunds, Inc., Two World Trade Center, New York, New York 10048 Putnam Investment Management, Inc., One Post Office Square, Boston, Massachusetts 02109

Custodian
State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827

Transfer Agent
Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121

Legal Counsel
Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036

Independent Auditors
KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110

Distributor

Evergreen Distributor, Inc. 90 Park Avenue, New York, New York 10016

83975                                                       546806 RV1

                    SUPPLEMENT TO THE CLASS Y PROSPECTUS OF
                             EVERGREEN MASTERS FUND


     The following replaces the existing text in the section entitled "Service Providers" after the heading "Manager Oversight":

     Manager Oversight. EIM has appointed a committee of investment personnel which is primarily responsible for overseeing the Managers of the Fund. The investment advisor has ultimate responsibility for the investment performance of the Fund.


April 15, 1999